UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2025

COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421
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(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower
1717 Main Street, MC 6404
Dallas, Texas 75201
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(Address of principal executive offices) (zip code)

(833) 571-0486
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5 par value	CMA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
As previously reported, Nancy Avila's term as a director ended on April 29, 2025. On that same date, as previously determined by the Board of Directors of Comerica Incorporated (the "Board"), the size of the Board was reduced to eleven directors, effective at the commencement of the 2025 Annual Meeting of Shareholders.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Comerica held its 2025 Annual Meeting of Shareholders on April 29, 2025.  Matters voted upon by shareholders at that meeting were:

(i)	the election of eleven directors;
(ii)	the ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2025; and
(iii)	the approval of a non-binding, advisory proposal approving executive compensation.

The final number of votes cast for, against or withheld (if applicable), as well as the number of abstentions and broker non-votes, with respect to each matter is set forth below.

Proposal 1

The director nominees listed below each received a majority of the votes cast that were present in person or represented by proxy at the 2025 Annual Meeting of Shareholders and entitled to vote on the proposal, and such individuals were each elected to serve as a director with a one-year term expiring in 2026. The results were as follows:

Director Nominees	For	Against	Abstained	Broker Non-Vote
Arthur G. Angulo	95,209,219	1,334,643	147,656	15,928,995
Roger A. Cregg	92,502,384	4,047,267	141,866	15,928,995
Curtis C. Farmer	93,343,297	3,126,469	221,752	15,928,995
M. Alan Gardner	91,929,093	4,498,073	264,352	15,928,995
Derek J. Kerr	95,198,401	1,344,657	148,459	15,928,995
Richard G. Lindner	91,387,035	5,166,441	138,041	15,928,995
Jennifer H. Sampson	95,203,593	1,341,495	146,430	15,928,995
Barbara R. Smith	92,262,729	4,176,269	252,520	15,928,995
Robert S. Taubman	94,344,442	2,196,633	150,443	15,928,995
Nina G. Vaca	91,594,837	4,850,121	246,560	15,928,995
Michael G. Van de Ven	90,466,284	5,999,468	225,766	15,928,995

Proposal 2

The proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2025 was approved.  The results were as follows:

For	Against	Abstained	Broker Non-Vote
110,876,826	1,589,688	153,999	0

Proposal 3

The nonbinding, advisory proposal approving executive compensation was approved.  The results were as follows:

For	Against	Abstained	Broker Non-Vote
88,946,131	7,442,578	302,810	15,928,995

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

    (d) Exhibits
104     The cover page from Comerica's Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

By:    /s/ Von E. Hays
Name:    Von E. Hays
Title:    Senior Executive Vice President and Chief Legal Officer

Date: April 30, 2025